                                                                    EXHIBIT 99.1


                 CERTIFICATION PURSUANT TO 18 U.S.C.SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002





In connection with the Annual Report of T-NETIX, Inc. on Form 10-K for the year ended December 31, 2002 (the "Annual Report"), as filed with the Securities and Exchange Commission, I, Richard E. Cree, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to the Sarbanes-Oxley Act of 2002, that, to my knowledge:

    1. The Annual Report fully complies with the requirements of Section 13(a) of the Securities and Exchange Act of 1934; and

    2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operation of T-NETIX, Inc. and for the periods indicated.




March 31, 2003
                                        /s/ Richard E. Cree
                                        ----------------------------
                                            Richard E. Cree
                                            Chief Executive Officer


A signed original of this written statement required by Section 906 has been provided to T-NETIX, Inc. and will be retained by T-NETIX, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.